MAIL ETC.
                      236 SO. RAINBOW BLVD.
                       LAS VEGAS, NV 89128
                          (702) 363-0065



                         LEASE AGREEMENT


This lease entered on this day September 28, 1998 is between
MAIL ETC. - LESSOR and MILLENNIA AUTOMATED PRODUCTS, INC.   LESSEE
for office/desk space at 236 So. Rainbow Blvd., Suite C-489 Las
Vegas, NV 89128 on the following terms:

Rent to be $180 (One Hundred Eighty And 00/100) annually, paid quarterly on the first day of the quarter.

Lease to commence on September 28, 1998 and continue on a yearly basis. Lessee has first right to continue lease on a yearly basis.

Lease includes 24 hour entry and utilities. Lessee may place a sign in the window at the signing of the lease. Lessee is advised to obtain insurance on personal and business equipment.

MAIL ETC. - LESSOR            MILLENNIA AUTOMATED
                              PRODUCTS, INC. - LESSEE


/s/ JOYCE A. COFFIN           /s/ KENT A EVANS
-------------------           ----------------
Joyce A. Coffin               Kent A. Evans

DATED: Sept. 28, 1998         DATED: 9-28-98